Exhibit 10.109

PROMISSORY NOTE

Borrower:	Dominic Bassani, 64 Village Hill Drive Dix Hills New York 11746 (the "Borrower").
Lender:	Bion Environmental Technologies, Inc., 1775 Summitview Way, Crestone, CO, 81131 (the "Lender").

Principal Amount:      $300,000.00 USD
1. FOR VALUE RECEIVED, the Borrower promises to pay to the Lender at such address as may be provided in writing to the Borrower, the principal sum of $300,000.00 USD, with interest accrued at 4% per annum rate from August 1, 2018, payable on the unpaid principal.
2. This Note will be repaid in full on July 1, 2020.
3. At any time while not in default under this Note, the Borrower may pay the outstanding balance then owing under this Note, in whole or in part to the Lender without further bonus or penalty.
4. All costs, expenses and expenditures including, without limitation, the complete reasonable legal costs incurred by the Lender in enforcing this Note as a result of any default by the Borrower, will be added to the principal then outstanding and will immediately be paid by the Borrower.
5. This Note is secured by the Replacement (1) 2015 Deferred  Convertible  Note ( original dated January 1, 2015)  with the  current balance  of $300,000   (the "Collateral" or the "Replacement Note") as agreed by Borrower and Lender and authorized at Lender's Board of Director's meeting on August 1, 2018.  The Borrower grants to the Lender a security interest in the Collateral until this Note is paid in full. The original Replacement Note shall be held in the possession of the Lender in order to perfect Lender's security interest in the Collateral.  If the Borrower defaults in payment as required under this Note or after demand for ten (10) days, interest shall thereafter accrue at the rate of 1.5% per month (compounded) on all sums owed by Borrower to Lender pursuant to this Note. Upon any such uncured default by Borrower, the Lender may, at its sole election, exercise any or all of its rights as a secured creditor and secured party, including the right to reduce the balance of the Replacement Note owed by Lender by the full amount due (including principal, interest and reasonable related costs per paragraph 4 above) under this Note if the default remains uncured for 60 days and no written agreement is reached between Borrower and Lender related to the default. If any term, covenant, condition or provision of this Note is held by a court of competent jurisdiction to be invalid, void or unenforceable, it is the parties' intent that such provision be reduced in scope by the court only to the extent deemed necessary by that court to render the provision reasonable and enforceable and the remainder of the provisions of this Note will in no way be affected, impaired or invalidated as a result.

6. This Note will be construed in accordance with and governed by the laws of the State of Colorado.
7. This Note will enure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and assigns of the Borrower and the Lender.  The Borrower waives presentment for payment, notice of non-payment, protest and notice of protest.
IN WITNESS WHEREOF the Borrower has duly affixed their signatures under seal on this 1st day of September, 2018.

/s/ Dominic Bassani
Dominic Bassani

THIS WARRANT HAS BEEN ISSUED IN RELIANCE UPON THE REPRESENTATION OF THE HOLDER THAT IT HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARDS THE RESALE OR OTHER DISTRIBUTION THEREOF. NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

BION ENVIRONMENTAL TECHNOLOGIES, INC.

Class DBEXTAUG

Warrant to Subscribe for 3,000,000 Shares	August 1, 2018

Void After June 30, 2025

THIS CERTIFIES that, for value received, Dominic Bassani or its registered assigns ("Holder"), is entitled to subscribe for and purchase from Bion Environmental Technologies, Inc., a Colorado corporation (hereinafter called the "Company"), at the price of $0.60 per share (such price as from time to time adjusted as hereinafter provided being hereinafter called the "Warrant Price"), from August 1, 2018 until June 30, 2025 (the "Warrant Expiration Date up to 3,000,000 (subject to adjustment as hereinafter provided)fully paid and non-assessable shares of Common Stock, no par value per share, of the Company (hereinafter called the "Common Stock"), subject, however, to the provisions and upon the terms and conditions hereinafter set forth. This Warrant and any warrant or warrants subsequently issued upon exchange or transfer thereof are hereinafter collectively called the "Warrants". "Registered Holder" shall mean, as to any Warrant and as of any particular date the person in whose name the certificate representing the Warrant shall be registered on that date on the books maintained by the Company pursuant to Section 3(b).

Section 1.   Exercise of Warrant.

(a)  Method of Exercise.

(i)  The rights represented by this Warrant may be exercised by the Holder hereof, in whole at any time or from time to time in part, but not as to a fractional share of Common Stock, by the surrender of this Warrant (properly endorsed) at the office of the Company as it may designate by notice in writing to the Holder thereof at the address of such Holder appearing on the books of the Company, and as further provided below in this Section 1 by payment to the Company of the Warrant Price in cash or by certified or official bank check, for each share being purchased.

(ii)  In lieu of exercising this Warrant via cash payment, the Holder may effect a cashless exercise and receive Common Stock equal to the value of this Warrant (or the portion thereof being cancelled by means of a net issuance exercise, in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X = Y (A – B)
A

Where X = the number of shares of Common Stock to be issued to the Holder.
Y = the number of shares purchasable under this Warrant or, if only A portion of the Warrant is being exercised (at the date of such calculation).
A = the current Market Price (as defined below) of one share of Common Stock (at the date of such calculation).
B = the exercise price (as adjusted to the date of calculation).

If the above calculation results in a negative number, then no Warrant shares of Common Stock shall be issued or issuable upon conversion of this Warrant pursuant to this Section 1 (b), and the Warrant shall not be deemed to have been exercised, notwithstanding the delivery of the notice of election.

(b)  Delivery of Certificates. Etc.  In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the Holder, shall be delivered to the Holder hereof within a reasonable time, not exceeding ten days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time.  The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the Holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price and any applicable taxes was made, except that, if the date of such surrender and payment is a date on which the stock transfer books of the Company are closed, such person shall be deemed to have become the Holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

2.  Reservation of Shares; Listing; Payment of Taxes; etc.

(a)  The Company covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon exercise of this Warrant, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants.  The Company covenants that all shares of Common Stock which shall be issuable upon exercise of this Warrant shall, at the time of delivery (assuming full payment of the purchase price thereof), be duly and validly issued, fully paid, nonassessable and free from all issuance taxes, liens and charges with respect to the issue thereof including, without limitation, adverse claims whatsoever (with the exception of claims arising through the acts of the Registered Holders themselves and except as arising from applicable Federal and state securities laws), that the Company shall have paid all taxes, if any, in respect of the original issuance thereof and that upon issuance such shares, to the extent applicable, shall be listed on, or included in, the Stock Market. As used herein, "Stock Market" shall mean the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, shall mean NASDAQ or, if the Common Stock is not quoted on NASDAQ, shall mean the OTC Bulletin Board or, if the Common Stock is not quoted on the OTC Bulletin Board, shall mean the over-the-counter market as furnished by any NASD member firm selected from time to time by the Company for that purpose.

(b) The Company covenants that if any securities to be reserved for the purpose of exercise of this Warrant hereunder require registration with, or the approval of, any governmental authority under any federal securities law before such securities may be validly issued or delivered upon such exercise, then the Company will in good faith and as expeditiously as reasonably possible, endeavor to secure such registration or approval.  The Company will use reasonable efforts to obtain appropriate approvals or registrations under state "blue sky" securities laws; provided, that the Company shall not be required to qualify as a foreign corporation or file a general or limited consent to service of process in any such jurisdictions or make any changes in its capital structure or any other aspects of its business or enter into any agreements with blue sky commissions, including any agreement to escrow shares of its capital stock.  With respect to any such securities, however, Warrants may not be exercised by, or shares of Common Stock issued to, any Registered Holder in any state in which such exercise would be unlawful.

(c) The Company shall pay all documentary, stamp or similar taxes and other similar governmental charges that may be imposed with respect to the issuance of this Warrant, or the issuance or delivery of any shares upon exercise of this Warrant; provided, however, that if the shares of Common Stock are to be delivered in a name other than the name of the Registered Holder on any Warrant being exercised, then no such delivery shall be made unless the person requesting the same has paid to the Company the amount of transfer taxes or charges incident thereto, if any.

3.   Exchange and Registration of Transfer.

(a) This Warrant may be exchanged for another Warrant representing an equal aggregate number of Warrants of the same class or may be transferred in whole or in part, by surrendering it to the Company at its corporate office.  Upon satisfaction of the terms and provisions hereof, the Company shall execute, and the Company shall sign, issue and deliver in exchange therefore, such new Warrant or Warrants that the Registered Holder making the exchange shall be entitled to receive.

(b) The Company shall keep at its office books in which, subject to such reasonable regulations as it may prescribe, it shall register Warrants and any transfers thereof in accordance with its regular practice.  Upon due presentment for registration of transfer of any Warrant at such office, the Company shall execute and the Company shall issue and deliver to the transferee or transferees a new Warrant or Warrants representing an equal aggregate number of Warrants.

(c) With respect to all Warrants presented for registration or transfer, or for exchange or exercise, the subscription form attached hereto shall be duly endorsed, or be accompanied by a written instrument or instruments of transfer and subscription, in form satisfactory to the Company, duly executed by the Registered Holder or his attorney-in-fact duly authorized in writing.

(d) Prior to due presentment for registration of transfer thereof, the Company may deem and treat the Registered Holder of any Warrant as the absolute owner thereof (notwithstanding any notations of ownership or writing thereon made by anyone other than a duly authorized officer of the Company) for all purposes and shall not be affected by any notice to the contrary.

4.   Loss or Mutilation.  Upon receipt by the Company of evidence satisfactory to it of the ownership of and loss, theft, destruction or mutilation of any Warrant and (in case of loss, theft or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrender and cancellation thereof, the Company shall execute, sign and deliver to the Registered Holder in lieu thereof a new Warrant of like tenor representing an equal aggregate number of Warrants.

5.   Adjustment of Warrant Price and Number of Shares of Common Stock or Warrants.  Upon each adjustment of the Warrant Price pursuant to this Section 5, the total number of shares of Common Stock purchasable upon the exercise of each Warrant shall (subject to the provisions contained in Subsection 5(c)) be such number of shares (calculated to the nearest tenth) purchasable at the Warrant Price in effect immediately prior to such adjustment multiplied by a fraction, the numerator of which shall be the Warrant Price in effect immediately prior to such adjustment and the denominator of which shall be the Warrant Price in effect immediately after such adjustment.  Notwithstanding any other provision in this Warrant, no adjustment shall be made upon the  issuance or sale of Common Stock or Convertible (or derivative) securities of the Company for consideration to the Company that is not less than the lower of A) Fair Market Value as determined by the Company's Board of Directors or B) the bid price of the Company's Common Stock on the date of issuance (as determined by quotations on the Stock Market); FURTHER PROVIDED that, for all purposes in this Warrant, if the average daily trading volume of shares of the Company's Common Stock traded during the prior 50 trading days shall be less than 25,000 shares, the determination of the Board of Directors related to issuance of such securities (or related to the adjustment of the terms of outstanding securities)shall be treated as valid exercise of their business judgment and deemed to be issuance (or adjustment) at the Fair Market Value (or greater) and such determination shall be binding as Holder agrees and acknowledges that a trading market without at least such limited liquidity and volume cannot provide a reasonable basis for Fair Market Value determination without adjustment for other relevant, material factors, and therefore,such actions (issuance and/or adjustments) by the Company shall not trigger any adjustments to this Warrant.

(a) Except as otherwise provided herein, in the event the Company shall, at any time or from time to time after the date hereof, (i) sell or issue any shares of Common Stock for a consideration per share less than the Warrant Price in effect on the date of such sale or issuance, (ii) issue any shares of Common Stock as a stock dividend to the Holders of Common Stock, or (iii) subdivide or combine the outstanding shares of Common Stock into a greater or fewer number of shares (any such sale, issuance, subdivision or combination being herein called a "Change of Shares"), then, and thereafter upon each further Change of Shares, the Warrant Price in effect immediately prior to such Change of Shares shall be changed to a price (rounded to the nearest cent) determined by multiplying the Warrant Price in effect immediately prior thereto by a fraction, the numerator of which shall be (x) the sum of (A) the number of shares of Common Stock outstanding immediately prior to the sale or issuance of such additional shares or such subdivision or combination plus (B) the number of shares of Common Stock that the aggregate consideration received (determined as provided in Paragraph 5(g)(v)) for the issuance of such additional shares would purchase at the Warrant Price in effect on the date of such issuance and the denominator of which shall be (y) the number of shares of Common Stock outstanding immediately after the sale or issuance of such additional shares or such subdivision or combination.  Such adjustment shall be made successively whenever any such issuance is made.

(b) In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock, or in case of any consolidation or merger of the Company with or into another entity (other than a consolidation or merger in which the Company is the continuing entity and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock other than the number thereof), or in case of any sale or conveyance to another entity of the property of the Company as, or substantially as, an entirety (other than a sale/leaseback, mortgage or other financing transaction), the Company shall cause effective provision to be made so that each Holder of a Warrant then outstanding shall have the right thereafter, by exercising such Warrant, upon the terms and conditions specified in the Warrant and in lieu of the shares of Common Stock immediately theretofore purchasable upon exercise of the Warrant, to purchase the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance by a Holder of the number of shares of Common Stock that might have been purchased upon exercise of such Warrant immediately prior to such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance.  Any such provision shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5.  The Company shall not effect any such consolidation, merger or sale unless prior to, or simultaneously with, the consummation thereof the successor (if other than the Company) resulting from such consolidation or merger or the entity purchasing assets or other appropriate entity shall assume, by written instrument executed and delivered to the Company, the obligation to deliver to the Holder of each Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holders may be entitled to purchase and the other obligations under this Warrant.  The foregoing provisions shall similarly apply to successive reclassifications, capital reorganizations and other changes of outstanding shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

(c) If, at any time or from time to time, the Company shall issue or distribute to the Holders of shares of Common Stock evidence of its indebtedness, any other securities of the Company or any cash, property or other assets (excluding an issuance or distribution governed by one of the preceding Subsections of this Section 5 and also excluding cash dividends or cash distributions paid out of net profits legally available therefore in the full amount thereof (any such non-excluded event being herein called a "Special Dividend")), then in each case the Registered Holders of the Warrants shall be entitled to a proportionate share of any such Special Dividend as though they were the Holders of the number of shares of Common Stock of the Company for which their Warrants are exercisable as of the record date fixed for the determination of the Holders of Common Stock of the Company entitled to receive such Special Dividend.

(d) The Company may elect, upon any adjustment of the Warrant Price hereunder, to adjust the number of Warrants outstanding, in lieu of the adjustment in the number of shares of Common Stock purchasable upon the exercise of each Warrant as hereinabove provided, so that each Warrant outstanding after such adjustment shall represent the right to purchase one share of Common Stock.  Each Warrant held of record prior to such adjustment of the number of Warrants shall become that number of Warrants  (calculated to the nearest tenth) determined by multiplying the number one by a fraction, the numerator of which shall be the Warrant Price in effect immediately prior to such adjustment and the denominator of which shall be the Warrant Price in effect immediately after such adjustment.  Upon each adjustment of the number of Warrants pursuant to this Section 5, the Company shall, as promptly as practicable, cause to be distributed to each Registered Holder of Warrants on the date of such adjustment Warrants evidencing, subject to Section 6, the number of additional Warrants to which such Holder shall be entitled as a result of such adjustment or, at the option of the Company, cause to be distributed to such Holder in substitution and replacement for the Warrants held by him prior to the date of adjustment (and upon surrender thereof, if required by the Company) new Warrants evidencing the number of Warrants to which such Holder shall be entitled after such adjustment.

(e) Irrespective of any adjustments or changes in the Warrant Price or the number of shares of Common Stock purchasable upon exercise of this Warrant, the Warrants theretofore and thereafter issued shall, unless the Company shall exercise its option to issue new Warrants pursuant to Subsection 3(a), continue to express the same Warrant Price per share, number of shares purchasable thereunder and Redemption Price therefore as when the same were originally issued.

(f) After each adjustment of the Warrant Price pursuant to this Section 5, the Company will promptly prepare a certificate signed by the Chairman or President, and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, of the  Company setting forth: (i) the Warrant Price as so adjusted, (ii) the number of shares of Common Stock purchasable upon exercise of each Warrant after such adjustment, and, if the Company shall have elected to adjust the number of Warrants pursuant to Subsection 5(d), the number of Warrants to which the registered Holder of each Warrant shall then be entitled, and the adjustment in Redemption Price resulting there from, and (iii) a brief statement of the facts accounting for such adjustment.  The Company will cause a brief summary thereof to be sent by ordinary first class mail to each Registered Holder of Warrants at his or her last address as it shall appear on the registry books.  No failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of such adjustment.  The affidavit the Secretary or an Assistant Secretary of the Company that such notice has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

(g) For purposes of Subsections 5(a) and 5(d), the following provisions (i) to (v) shall also be applicable:

(i) the number of shares of Common Stock deemed outstanding at any given time shall include all shares of capital stock convertible into, or exchangeable for, Common Stock (on an as converted basis) as well as all shares of Common Stock issuable upon the exercise of (x) any convertible debt, (y) warrants outstanding on the date hereof and (z) options outstanding on the date hereof.

   (ii) No adjustment of the Warrant Price shall be made unless such adjustment would require an increase or decrease of at least $.01 in such price; provided that any adjustments which by reason of this Paragraph (ii) are not required to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with adjustments so carried forward, shall require an increase or decrease of at least $.01 in the Warrant Price then in effect hereunder.

   (iii) In case of (1) the sale by the Company (including as a component of a unit) of any rights or warrants to subscribe for or purchase, or any options for the purchase of, Common Stock or any securities convertible into or exchangeable for Common Stock (such securities convertible, exercisable or exchangeable into Common Stock being herein called "Convertible Securities"), or (2) the issuance by the Company, without the receipt by the Company of any consideration therefore, of any rights or warrants to subscribe for or purchase, or any options for the purchase of, Common Stock or Convertible Securities, whether or not such rights, warrants or options, or the right to convert or exchange such Convertible Securities, are immediately exercisable, and the consideration per share for which Common Stock is issuable upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities (determined by dividing (x) the minimum aggregate consideration, as set forth in the instrument relating thereto without regard to any antidilution or similar provisions contained therein for a subsequent adjustment of such amount, payable to the Company upon the exercise of such rights, warrants or options, plus the consideration received by the Company for the issuance or sale of such rights, warrants or options, plus, in the case of such Convertible Securities, the minimum aggregate amount, as set forth in the instrument relating thereto without regard to any antidilution or similar provisions contained therein for a subsequent adjustment of such amount, of additional consideration, if any, other than such Convertible Securities, payable upon the conversion or exchange thereof, by (y) the total maximum number, as set forth in the instrument relating thereto without regard to any antidilution or similar provisions contained therein for a subsequent adjustment of such amount, of shares of Common Stock issuable upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities issuable upon the exercise of such rights, warrants or options) is less than the Warrant Price of the Common Stock as of the date of the issuance or sale of such rights, warrants or options, then such total maximum number of shares of Common Stock issuable upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities (as of the date of the issuance or sale of such rights, warrants or options) shall be deemed to be "Common Stock" for purposes of Subsections 5(a) and 5(d) and shall be deemed to have been sold for an amount equal to such consideration per share and shall cause an adjustment to be made in accordance with Subsections 5(a) and 5(d).

   (iv) In case of the sale or other issuance by the Company of any Convertible Securities, whether or not the right of conversion or exchange thereunder is immediately exercisable, and the price per share for which Common Stock is issuable upon the conversion or exchange of such Convertible Securities (determined by dividing (x) the total amount of consideration received by the Company for the sale of such Convertible Securities, plus the minimum aggregate amount, as set forth in the instrument relating thereto without regard to any antidilution or similar provisions contained therein for a subsequent adjustment of such amount, of additional consideration, if any, other than such Convertible Securities, payable upon the conversion or exchange thereof, by (y) the total maximum number, as set forth in the instrument relating thereto without regard to any antidilution or similar provisions contained therein for a subsequent adjustment of such amount, of shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities) is less than the Warrant Price of the Common Stock as of the date of the sale of such Convertible Securities, then such total maximum number of shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities (as of the date of the sale of such Convertible Securities) shall be deemed to be "Common Stock" for purposes of Subsections 5(a) and 5(d) and shall be deemed to have been sold for an amount equal to such consideration per share and shall cause an adjustment to be made in accordance with Subsections 5(a) and 5(d).

(v) In case the Company shall modify the rights of conversion, exchange or exercise of any of the securities referred to in Paragraphs (iii) or (iv) of this Subsection 5(g) or any other securities of the Company convertible, exchangeable or exercisable for shares of Common Stock, for any reason other than an event that would require adjustment to prevent dilution, so that the consideration per share received by the Company after such modification is less than the Warrant Price as of the date prior to such modification, then such securities, to the extent not theretofore exercised, converted or exchanged, shall be deemed to have expired or terminated immediately prior to the date of such modification and the Company shall be deemed, for purposes of calculating any adjustments pursuant to this Section 5, to have issued such new securities upon such new terms on the date of modification.  Such adjustment shall become effective as of the date upon which such modification shall take effect.  On the expiration or cancellation of any such right, warrant or option or the termination or cancellation of any such right to convert or exchange any such Convertible Securities, the Warrant Price then in effect hereunder shall forthwith be readjusted to such Warrant Price as would have obtained (a) had the adjustments made upon the issuance or sale of such rights, warrants, options or Convertible Securities been made upon the basis of the issuance of only the number of shares of Common Stock theretofore actually delivered (and the total consideration received therefore) upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities and (b) had adjustments been made on the basis of the Warrant Price as adjusted under clause (a) of this sentence for all transactions (which would have affected such adjusted Warrant Price) made after the issuance or sale of such rights, warrants, options or Convertible Securities.

(vi) In case of the sale of any shares of Common Stock, any Convertible Securities, any rights or warrants to subscribe for or  purchase, or any options for the purchase of, Common Stock or Convertible Securities, the consideration received by the Company therefore shall be deemed to be the gross sales price therefore without deducting there from any expense paid or incurred by the Company or any underwriting discounts or  commissions or concessions paid or allowed by the Company in connection therewith.  In the event that any securities shall be issued in connection with any other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated among the securities, then each of such securities shall be deemed to have been issued for such consideration as the Board of Directors of the Company determines in good faith; provided, however that if Holders of more than of 10% of the then outstanding Warrants disagree with such determination, the Company shall retain an independent investment banking firm for the purpose of obtaining an appraisal.

(h) Notwithstanding any other provision hereof, no adjustment to the Warrant Price of the Warrants or to the number of shares of Common Stock purchasable upon the exercise of each Warrant will be made:

(i) upon the exercise of any of the options outstanding on the date hereof under the Company's existing stock option plans; or

(ii) upon the issuance or exercise of  warrant or options  which may hereafter be granted with the approval of the Board of Directors, or exercised, under any employee benefit plan of the Company to officers, directors, consultants or employees, but only with respect to such warrants and/or options as are exercisable at prices no lower than the Closing Bid Price (or, if the price referenced in the definition of Closing Bid Price cannot be determined, the Fair Market Value (as defined below)) of the Common Stock as of the date of grant thereof, or, as to warrants, the date of pricing of the commencement of the offering pursuant to which such warrants were purchased; or

(iii)   upon the issuance or exercise of any options or warrants that are granted to or held by the "Holder" or any of its successors, assigns, affiliates and or agents; or

(iv) Notwithstanding any other provision in this Warrant, no adjustment shall be made upon the issuance or sale of Common Stock or Convertible (or derivative) securities of the Company for consideration to the Company that is not less than the lower of A)Fair Market Value as determined by the Company's Board of Directors or B) the bid price of the Company's Common Stock on the date of issuance (as determined by quotations on the Stock Market); FURTHER PROVIDED that, for all purposes in this Warrant, if the average daily trading volume of shares of the Company's Common Stock traded during the prior 50 trading days shall be less than 25,000 shares, the determination of the Board of Directors upon issuance of such securities (or related to the adjustment of the terms of outstanding securities) shall be treated as valid exercise of their business judgment and deemed to be the Fair Market Value and such determination shall be binding as a market with so little liquidity and volume cannot provide a reasonable basis for Fair Market Value determination without adjustment for other relevant, material factors, and, therefore, such actions shall not trigger any adjustments to this Warrant; or

(v) upon the issuance or sale of Common Stock or Convertible Securities pursuant to the exercise of any rights, options or warrants to receive, subscribe for or purchase, or any options for the purchase of, Common Stock or Convertible Securities, whether or not such rights, warrants or options were outstanding on the date of the original sale of the Warrants or were thereafter issued or sold, provided that an adjustment was either made or not required to be made in accordance with Subsections 5(a) and 5(d) in connection with the issuance or sale of such securities or any modification of the terms thereof; or

(vi) upon the issuance or sale of Common Stock upon conversion or exchange of any Convertible Securities, provided that any adjustments required to be made upon the issuance or sale of such Convertible Securities or any modification of the terms thereof were so made, and whether or not such Convertible Securities were outstanding on the date of the original sale of the Warrants or were thereafter issued or sold.

Paragraph 5(g)(v) shall nevertheless apply to any modification of the rights of conversion, exchange or exercise of any of the securities referred to in Paragraphs (i), (ii) and (iii) of this Subsection 5(h). For purposes hereof, "Fair Market Value" shall mean the average Closing Bid Price for twenty (20) consecutive trading days, ending with the trading day prior to the date as of which the Fair Market Value is being determined, (with appropriate adjustments for subdivisions or combinations of shares effected during such period) provided that if the prices referred to in the definition of Closing Bid Price cannot be determined for such period, "Fair Market Value" shall be the fair market value as determined by the Board of Directors  in good faith.

Notwithstanding any other provision in this Warrant, no adjustment shall be made upon the issuance or sale of Common Stock or Convertible (or derivative) securities of the Company for consideration to the Company that is not less than the lower of A)Fair Market Value as determined by the Company's Board of Directors or B) the bid price of the Company's Common Stock on the date of issuance (as determined by quotations on the Stock Market); FURTHER PROVIDED that, for all purposes in this Warrant, if the average daily trading volume of shares of the Company's Common Stock traded during the prior 50 trading days shall be less than 25,000 shares, the determination of the Board of Directors upon issuance of such securities (or related to the adjustment of the terms of outstanding securities) shall be treated as valid exercise of their business judgment and deemed to be the Fair Market Value and such determination shall be binding as a market with so little liquidity and volume cannot provide a reasonable basis for Fair Market Value determination without adjustment for other relevant, material factors, and, therefore, such actions shall not trigger any adjustments to this Warrant.

(i) As used in this Section 5, the term "Common Stock" shall mean and include the Company's Common Stock authorized on the date of the original issue of the Warrants and shall also include any capital stock of any class of the Company thereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the Holders thereof to participate in dividends and in the distribution of assets upon the voluntary liquidation, dissolution or winding up of the Company; provided, however, that the shares issuable upon exercise of the Warrants shall include only shares of such class designated in the Company's Certificate of Incorporation, as amended, as Common Stock on the date of the original issue of the Warrants or (i), in the case of any  declassification, change, consolidation, merger, sale or conveyance of the character referred to in Subsection 5(c), the stock, securities or property provided for in such section or (ii), in the case of any reclassification or change in the outstanding shares of Common Stock issuable upon exercise of the Warrants as a result of a subdivision or combination or consisting of a change in par value, or from par value to no par value, or from no par value to par value, such shares of Common Stock as so reclassified or changed.

(j) Any determination as to whether an adjustment in the Warrant Price in effect hereunder is required pursuant to Section 5, or as to the amount of any such adjustment, if required, shall be binding upon the Holders of the Warrants and the Company if made in good faith by the Board of Directors of the Company.

(k) If and whenever the Company shall grant to the Holders of Common Stock, as such, rights or warrants to subscribe for or to purchase, or any options for the purchase of, Common Stock or securities convertible into or exchangeable for or carrying a right, warrant or option to purchase Common Stock, the Company may at its option elect concurrently therewith to grant to each Registered Holder as of the record date for such transaction of the Warrants then outstanding, the rights, warrants or options to which each Registered Holder would have been entitled if, on the record date used to determine the shareHolders entitled to the rights, warrants or options being granted by the Company, the Registered Holder were the Holder of record of the number of whole shares of Common Stock then issuable upon exercise of his or her Warrant.  If the Company shall so elect under this Subsection 5(k), then such grant by the Company to the Holders of the Warrants shall be in lieu of any adjustment which otherwise might be called for pursuant to this Section 5.

6.   Fractional Warrants and Fractional Shares.  If the number of shares of Common Stock purchasable upon the exercise of each Warrant is adjusted pursuant to Section 5, the Company nevertheless shall not be required to issue fractions of shares, upon exercise of the Warrant or otherwise, nor to distribute certificates that evidence fractional shares.  With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Registered Holder an amount in cash equal to such fraction multiplied by the Fair Market Value of one share of Common Stock as of the date of exercise.

7.   Warrant Holders Not Deemed ShareHolders.  No Holder of Warrants shall, as such, be entitled to vote or to receive dividends or be deemed the Holder of Common Stock that may at any time be issuable upon exercise of such Warrants for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the Holder of Warrants, as such, any of the rights of a shareHolder of the Company or any right to vote for the election of directors or upon any matter submitted to shareHolders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings, or to receive dividends or subscription rights, until such Holder shall have exercised such Warrants and been issued shares of Common Stock in accordance with the provisions hereof.

8.   Rights of Action.  All rights of action with respect to this Agreement are vested in the respective Registered Holders of the Warrants, and any Registered Holder of a  Warrant, without consent of the Holder of any other Warrant, may, in his own behalf and for his own benefit, enforce against the Company his right to exercise his Warrant for the purchase of shares of Common Stock in the manner provided herein.

9.   Agreement of Warrant Holders.  Every Holder of any Warrant, by his acceptance thereof, consents and agrees with the Company and every other Holder of any Warrant that:

(i) The Warrants are transferable only on the registry books of the Company by the Registered Holder thereof in person or by his or her attorney duly authorized in writing and only if such Warrants are surrendered at the office of the Company, duly endorsed or accompanied by a proper instrument of transfer satisfactory to the Company, in its sole discretion, together with payment of any applicable transfer taxes; and

(ii)  The Company may deem and treat the person in whose name the Warrant is registered as the Holder and as the absolute, true and lawful owner thereof for all purposes, and the Company shall not be affected by any notice or knowledge to the contrary, except as otherwise expressly provided in Section 3.

10.   Investment Representation and Legend. The Holder, by acceptance of the Warrants, represents and warrants to the Company that it is acquiring the Warrants and the shares of Common Stock (or other securities) issuable upon the exercise hereof for investment purposes only and not with a view towards the resale or other distribution thereof and agrees that the Company may affix upon this Warrant the following legend:

"This Warrant has been issued in reliance upon the representation of  the Holder that it has been acquired for investment purposes and not  with a view towards the resale or other distribution thereof. Neither  this Warrant nor the shares issuable upon the exercise of this Warrant have been registered under the Securities Act of 1933, as amended."

The Holder, by acceptance of this Warrant, further agrees that the Company may affix the following legend to certificates for shares of Common Stock issued upon exercise of this Warrant:

"The securities represented by this certificate have been issued in reliance upon the representation of the Holder that they have been acquired for investment and not with a view toward the resale or other distribution thereof, and have not been registered under the Securities Act of 1933, as amended. Neither the securities evidenced hereby, nor any interest therein, may be offered, sold, transferred, encumbered or otherwise disposed of unless either (i) there is an effective registration statement under said Act relating thereto or (ii) the Company has received an opinion of counsel, reasonably satisfactory in form and substance to the Company, stating that such registration is not required."

11.   Cancellation of Warrants.  If the Company shall purchase or acquire any Warrant or Warrants, by redemption or otherwise, each such Warrant shall thereupon be and canceled by it and retired.  The Company shall also cancel the Warrant or Warrants following exercise of any or all thereof or delivered to it for transfer, split up, combination or exchange.

12.   Modification of Warrant. The terms of the Warrants shall not be modified, supplemented or altered in any respect except with the consent in writing of the Registered Holders representing at least a majority of the Warrants then outstanding; provided, that, no change in the number or nature of the securities purchasable upon the exercise of any Warrant, or the Warrant Price therefore, or the acceleration of the Warrant Expiration Date, shall be made without the consent in writing of the Registered Holder of the Warrant, and in compliance with applicable law.

13.   Notices.  All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed by means of first class registered or certified mail, postage prepaid as follows: if to the Registered Holder of a Warrant, at the address of such Holder as shown on the registry books maintained by the Company; if to the Company, at 1775 Summitview Way, PO Box 533, Crestone, CO. 81131 or at such other address as may have been furnished to the Registered Holder in writing by the Company.

14.   Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without reference to principles of conflict of laws.

15.   Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the Company, the Registered Holder and their respective successors and assigns, and the Holders from time to time of the Warrants. Nothing in this Warrant is intended nor shall be construed to confer upon any other person any right, remedy or claim, in equity or at law, or to impose upon any other person any duty, liability or obligation.

16.   Registration Rights. Registration of Common Stock.

16.1  Registration.

(a)  In the event that the Company files any registration statement for its Common Stock hereafter, the Registrable Securities (defined as the Common Stock Underlying the exercise of the Warrants ) shall have "piggy-back" registration rights in such Registration Statement (one time only), subject to underwriter approval, with registration expenses allocated as set forth below.

16.2    Registration Procedures.  In connection with the registration of any Registrable Securities under the Securities Act as provided in this Section 16, the Company will use its best efforts, as expeditiously as possible to:

(a) Prepare and file with the Securities and Exchange Commission the Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective;

(b) Prepare and file with the Securities and Exchange Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period of 12 months, unless agreed otherwise, and to comply with the provisions of the Securities Act (to the extent applicable to the Company)with respect thereto;

(c) Furnish to each seller of such Registrable Securities such number of copies of such Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such Registration Statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request, in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d) Use its best efforts to register or qualify such Registrable Securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company will not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not, but for the requirements of this Section 16.2(d) be obligated to be qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

(e) Provide a transfer agent and registrar for all such Registrable Securities covered by such Registration Statement not later than the effective date of such Registration Statement;

(f) Notify each seller of such Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(g) Cause all such Registrable Securities to be listed on each securities exchange or automated over-the-counter trading system on which similar securities issued by the Company are then listed;

(h) Enter into such customary agreements and take all such other actions as reasonably required in order to expedite or facilitate the disposition of such Registrable Securities; and

(i) Make available for inspection by any seller of Registrable Securities, all financial and other records, pertinent corporation documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller in connection with the Registration Statement pursuant to Section 16.1.

16.3.Registration and Selling Expenses.  (a)  All expenses incurred by the Company in connection with the Company's performance of or compliance with this Section 16, including, without limitation (i) all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), (ii) blue sky fees and expenses, (iii) all necessary printing and duplicating expenses and (iv) all fees and disbursements of counsel and accountants for the Company (including the expenses of any audit of financial statements), retained by the Company (all such expenses being herein called "Registration Expenses"), will be paid by the Company except as otherwise expressly provided in this Section 16.3. The term "Registration Expenses" shall not include any underwriting discounts or commissions incurred by the Purchaser, which shall be the responsibility of the Purchaser.

(b) The Company will, in any event, in connection with any registration statement, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal, accounting or other duties in connection therewith and expenses of audits of year-end financial statements), the expense of liability insurance and the expenses and fees for listing the securities to be registered on one or more securities exchanges or automated over-the-counter trading systems on which similar securities issued by the Company are then listed.

(c) Nothing herein shall be construed to prevent any Holder or Holders of Registrable Securities from retaining such counsel as they shall choose, the expenses of one of which, as determined by the Holder or Holders, shall be borne by the Holders.

16.4.[Intentionally Omitted]

16.5.Indemnification.  (a)  The Company hereby agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers and directors, if any, and each person, if any, who controls such Holder within the meaning of the Securities Act, against all losses, claims, damages, liabilities and expenses (under the Securities Act or common law or otherwise) caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (and as amended or supplemented if the Company has furnished any amendments or supplements thereto) or any preliminary prospectus, which registration statement, prospectus or preliminary prospectus shall be prepared in connection with the registration contemplated by this Section 16, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any untrue statement or alleged untrue statement contained in or by any omission or alleged omission from information furnished in writing by such Holder to the Company in connection with the registration contemplated by this Section 16, provided the Company will not be liable pursuant to this Section 16.5 if such losses, claims, damages, liabilities or expenses have been caused by any selling security Holder's failure to deliver a copy of the registration statement or prospectus, or any amendments or supplements thereto, after the Company has furnished such Holder with the number of copies required by Section 16.2(c).

(b) In connection with any registration statement in which a Holder of Registrable Securities is participating, each such Holder shall furnish to the Company in writing such information as is reasonably requested by the Company for use in any such registration statement or prospectus and shall severally, but not jointly,  indemnify, to the extent permitted by law, the Company, its directors and officers and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities and expenses resulting from any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, but only to the extent such losses, claims, damages, liabilities or expenses are caused by an untrue statement or alleged untrue statement contained in or by an omission or alleged omission from information so furnished in writing by such Holder in connection with the registration contemplated by this Section 16. If the offering pursuant to any such registration is made through underwriters, each such Holder agrees to enter into an underwriting agreement in customary form with such underwriters and to indemnify such underwriters, their officers and directors, if any, and each person who controls such underwriters within the meaning of the Securities Act to the same extent as hereinabove provided with respect to indemnification by such Holder of the Company.  Notwithstanding the foregoing or any other provision of this Agreement, in no event shall a Holder of Registrable Securities be liable for any such losses, claims, damages, liabilities or expenses in excess of the net proceeds received by such Holder in the offering.

(c) Promptly after receipt by an indemnified party under Section 16.5 (a) or (b) of notice of the commencement of any action or proceeding, such indemnified party will, if a claim in respect thereof is made against the indemnifying party under such Section, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under such Section. In case any such action or proceeding is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel approved by such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such Section for any legal or any other expenses subsequently incurred by such indemnified party in connection with the defense thereof (other than reasonable costs of investigation) unless incurred at the written request of the indemnifying party. Notwithstanding the above, the indemnified party will have the right to employ counsel of its own choice in any such action or proceeding if the indemnified party has reasonably concluded that there may be defenses available to it which are different from or additional to those of the indemnifying party, or counsel to the indemnified party is of the opinion that it would not be desirable for the same counsel to represent both the indemnifying party and the indemnified party because such representation might result in a conflict of interest (in either of which cases the indemnifying party will not have the right to assume the defense of any such action or proceeding on behalf of the indemnified party or parties and such legal and other expenses will be borne by the indemnifying party). An indemnifying party will not be liable to any indemnified party for any settlement of any such action or proceeding effected without the consent of such indemnifying party.

(d) If the indemnification provided for in Section 16.5(a) or  (b) is unavailable under applicable law to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Holders of Registrable Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages, or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Holders of Registrable Securities on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or by the Holders of Registrable Securities and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include, subject to the limitations set forth in Section 16.5(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

(e) Promptly after receipt by the Company or any Holder of Securities of notice of the commencement of any action or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (the "contributing party"), notify the contributing party of the commencement thereof; but the omission so to notify the contributing party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit, or proceeding is brought against any party, and such party notifies a contributing party of the commencement thereof, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the date first above written.

BION ENVIRONMENTAL TECHNOLOGIES, INC.

By: _________________________________
    Authorized Officer

SUBSCRIPTION FORM

To Be Executed by the Registered Holder
in Order to Exercise Warrant

The undersigned Registered Holder hereby irrevocably elects to exercise ___________ Warrants represented by this certificate, and to purchase the securities issuable upon the exercise of such Warrants, and requests that certificates for such securities shall be issued in the name of

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

 ______________________________________________________
 ______________________________________________________
 ______________________________________________________
 ______________________________________________________
 [please print or type name and address]

and be delivered to
 ______________________________________________________
 ______________________________________________________
 ______________________________________________________
 ______________________________________________________
 [please print or type name and address]

and if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below.

The undersigned represents that the exercise of the within Warrant was solicited by a member of the FINRA If not solicited by an FINRA member, please write "unsolicited" in the space below.

 _________________________________________
 (Name of FINRA Member)

Dated:  X   ___________________________________
___________________________________
___________________________________
Address

___________________________________
Taxpayer Identification Number

___________________________________
Signature

ASSIGNMENT

To Be Executed by the Registered Holder In Order to Assign Warrant

FOR VALUE RECEIVED,  hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

______________________________________________________
______________________________________________________
______________________________________________________
______________________________________________________
[please print or type name and address]

___________________________ of the  Warrants represented hereby, and hereby irrevocably constitutes and appoints _________________________________________________________________________ Attorney to transfer this Warrant on the books of the Company, with full power of substitution in the premises.

Dated: _____________________________	X	___________________________________
Signature Guaranteed
___________________________________

THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT  ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A MEMBER OF THE MEDALLION STAND PROGRAM.

THIS NOTE IS NOT TRANSFERABLE WITHOUT THE EXPRESS WRITTEN CONSENT OF BION ENVIRONMENTAL TECHNOLOGIES, INC. ("BION"). THE SECURITIES REPRESENTED BY THIS NOTE OR TO BE ISSUED UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN EXEMPTION THEREFROM. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO APPLICABLE STATE SECURITIES LAWS.

BION ENVIRONMENTAL TECHNOLOGIES, INC.
REPLACEMENT (1)

2015 Deferred Compensation Convertible Promissory Note

$300,000.00	August 1, 2018

The original 2015 Deferred Compensation Convertible Promissory Note ("Lost Note") has been lost and Holder agrees that the Lost Note is now cancelled and is without value.  This Replacement Note represents a portion of the Lost Note and shall be held by Bion as security for payment of an outstanding promissory note for which Holder is obligated to Bion, a copy of which promissory note is attached ($300,000.00).  The text below starting with Section 1 sets forth the original text of the Lost Note.  The maturity Date of the Note (and therefore of this Replacement Note) has been extended to July 1, 2019.

Bion Environmental Technologies, Inc., a Colorado corporation ("Bion"), for value received, hereby promises to pay to Dominic Bassani or registered assigns (the "Holder") (who resides at 64 Village Hill Drive, Dix Hills, New York 11746) the initial principal sum of Three Hundred Thousand Dollars and 0.0 Cents. ($300,000.00), with interest from the date of issuance of this 2015 Deferred Compensation Convertible Promissory Note ('Note' or 'Notes') on the unpaid principal balance at a simple rate equal to four percent (4%) per annum, on July 1, 2019 (the "Maturity Date"). Interest shall be accrued.  Payment shall be made at such place as designated by the Holder upon surrender of this Note, and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

SECTION 1.  Prepayment.

This Note (including interest accrued on the principal hereof) may not be prepaid in cash by Bion without the written consent of the Holder of the Note but may be converted to UNITS (defined below) by the Holder at any time during its term at the Conversion Price set forth in Section 2 below.

SECTION 2.   Conversion and Exchange.

(a) This Note shall be convertible, in whole or in part, into UNITS of Bion's securities at the Conversion Price.  The initial Conversion Price shall be $.50 per Unit (defined in Exhibit A hereto) ("Conversion Price"), at any time at election of Holder.

(b) Conversion Procedures

(i) In the event that this entire Note is converted into UNITS, Bion's debt obligation under this Note shall cease and Bion shall deliver certificates representing the UNITS to the Holder upon delivery of an irrevocable written notice to Bion specifying the name or names (with address) in which a certificate or certificates evidencing the Units (including the common stock and warrants contained therein) are to be issued. Bion shall thereupon deliver to the Holder of the Note, or to the nominee or nominees of such person, certificates evidencing the number of UNITS to which such person shall be entitled as aforesaid, together with a cash adjustment of any fraction of a UNIT as hereinafter provided, within three (3) business days of the date of conversion.  In the event that less than all of this Note is converted into UNITS, this Note shall remain outstanding with a reduced principal balance reflecting the partial conversion and Bion shall deliver to the Holder of the Note, or the nominee or nominees of such person, certificates evidencing the number of UNITS to which such person is entitled as aforesaid, within three (3) business days of the date of conversion.  Irrespective of the date of delivery of Bion stock certificates, such conversion shall be deemed to have occurred as of Bion's record date of the conversion and the person or persons entitled to receive UNITS deliverable upon conversion of such Note shall be treated for all purposes as the record holder or holders of such UNITS on such date.

(ii) In the event that the Note is converted into UNITS as set forth above, Bion shall pay any and all issue or other taxes that may be payable in respect of any issue or delivery of UNITS on such conversion.   Bion, however, shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of their UNITS (or other securities or assets) in a name other than that in which the Note so converted was registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to Bion, as appropriate, the amount of such tax or has established, to the satisfaction of Bion, that such tax has been paid.

(c) Protection in Case of a Merger of Bion.  In case of any capital reorganization or reclassification, or any consolidation or merger to which Bion is a party other than a merger or consolidation in which Bion is the continuing corporation, or in case of any sale or conveyance to another entity of the property of Bion as an entirety or substantially as a entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into Bion), the Holder of this Note shall have the right thereafter to receive on the conversion of this Note into UNITS of the kind and amount of securities, cash or other property which the Holder would have owned or have been entitled to receive immediately after such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance had this Note been converted into UNITS immediately prior to the effective date of such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 2 with respect to the rights and interests thereafter of the Holder of this Note to the end that the provisions set forth in this Section 2 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the Note. The above provisions of this Subsection (e) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, statutory exchanges, sales or conveyances. Bion shall require the issuer of any shares of stock or other securities or property thereafter deliverable on the exercise of this Note to be responsible for all of the agreements and obligations of Bion hereunder. Notice of any such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and of said provisions so proposed to be made, shall be mailed to the Holder of the Note not less than 10 days prior to such event. A sale of all or substantially all of the assets of Bion for a consideration consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes.

(d) Reservation of Shares; Transfer Taxes; Etc. Bion shall at all times reserve and keep available, out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Notes, such number of shares of its Common Stock as shall be sufficient to effect the conversion of all Notes from time to time outstanding.   Bion shall use its best efforts from time to time, in accordance with the laws of the State of Colorado, to increase the authorized number of shares of Common Stock if at any time the number of shares of Common Stock not outstanding shall not be sufficient to permit the conversion of all the then-outstanding Notes. In the event that Bion intends to offer Stock other than Common Stock, they shall authorize the issuance of sufficient shares of such stock to permit the conversion of all the then-outstanding Notes.

SECTION 3.  Fractional UNITS

Bion shall not be required to issue fractions of UNITS or other stock upon the conversion of the Note. If any fraction of a share would be issuable on the Conversion of the Note, Bion shall purchase such fraction for an amount in cash equal to its fair market value, as determined in good faith by the Board of Directors of Bion.

SECTION 4.  Events of Default Defined.

The following shall each constitute an "Event of Default" hereunder:

(a) the failure of Bion to make any payment of principal or interest on this Note when due and payable;

(b) the failure of Bion to observe or perform any covenant in this Note, and such failure shall have continued unremedied for a period of sixty (6) days after notice;

(c) if Bion shall:
(1) admit in writing its inability to pay its debts generally as they become due,

(2) file a petition in bankruptcy or a petition to take advantage of any insolvency act,

(3) make an assignment for the benefit of its creditors,

(4) consent to the appointment of a receiver of itself or of the whole or any substantial part of its property,

(5) on a petition in bankruptcy filed against, be adjudicated a bankrupt, or

(6) file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof;

(d) if a court of competent jurisdiction shall enter an order, judgment or decree appointing, without the consent of Bion, a receiver of Bion or of the whole or any substantial part of its property, or approving a petition filed against it seeking reorganization or arrangement of Bion under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any State thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within thirty (30) days from the date of entry thereof;

(e) if, under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of Bion or the whole or any substantial part of its property and such custody or control shall not be terminated or stayed within thirty (30) days from the date of assumption of such custody or control;

(f) the liquidation, dissolution or winding up of Bion; or

(g) a final judgment or judgments for the payment of money in excess of $500,000 in the aggregate shall be rendered by one or more courts, administrative or arbitral tribunals or other bodies having jurisdiction against Bion and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and Bion shall not, within such 60-day period, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

SECTION 5.  Remedies Upon Event of Default.

(a) Upon the occurrence of an event of Default, (i) the entire principal amount of, and all accrued and unpaid interest on, this Note shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by Bion.

(b) No remedy herein conferred upon the Holder of this Note is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

SECTION 6.  Miscellaneous.

(a) Rights of Holders Inter Se   Each Holder shall have the absolute right to exercise or refrain from exercising any right or rights which such Holder may have by reason of this Note or any security received in conversion of the Note including, without limitation, the right to consent to the waiver of any obligation of Bion and to enter into an agreement with Bion for the purpose of modifying this Note or any agreement effecting such modification, and such Holder shall not incur any liability to any other Holder or Holders of the Notes with respect to exercising or refraining from exercising any such right or rights.

(b)           Exculpation Among Holders.   Holder acknowledges and agrees that it is not relying upon any other Holder, or any officer, director, employee partner or affiliate of any such other Holder, in making its investment or decision to acquire the Note or in monitoring this Note.  Each Holder agrees that no Holder nor any controlling person, officer, director, shareholder, partner, agent or employee of any Holder shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them relating to or in connection with Bion or the Notes, or both.
(c) Actions by Holders.  Any actions permited to be taken by the Holder of this Note and any consents required to be obtained from the same under this Note, may be taken or given only by the Holder.

(d) Amendments and Waivers.  The Holder of this Note may waive or otherwise consent to the amendment of any of the provisions hereof.

(e) Restrictions on Transferability.  The securities represented by this Note (or to be issued in conversion of this Note) have been acquired for investment and have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state or other jurisdiction. Without such registration, such securities may not be sold, pledged, hypothecated or otherwise transferred, except pursuant to exemptions from the Securities Act of 1933, and the securities laws of any state or other jurisdiction, PROVIDED, HOWEVER, that the shares in the Units to be received upon conversion and the shares to be received upon exercise of the warrants contained in such Units shall be issued pursuant to Bion's 2006 Consolidated Incentive Plan (as amended) ("Plan") and shall registered pursuant to Bion's S-8 Registration Statement (as amended) ("S-8"); and FURTHER PROVIDED, if Bion does not have an effective S-8  covering such shares, upon demand by Holder, Bion shall file & process to effectiveness a new S-8 (or other form of registration statement) covering the securities received by Holder =upon conversion, at Bion's sole expense.

 (f)  Governing Law.  This Note shall be governed by and construed in accordance with the laws of the State of Colorado, excluding the body of law relating to conflict of laws. Notwithstanding anything to the contrary contained herein, in no event may the effective rate of interest collected or received by the Holder exceed that which may be charged, collected or received by the Holder under applicable law.

(g)  Consent to Jurisdiction.  The parties hereto irrevocably consent to the jurisdiction of the courts of the State of Colorado and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Note, any document or instrument delivered pursuant to, in connection with or simultaneously with this Note, or a breach of this Note or any such document or instrument.  Within 30 days after service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the party so served shall appear or answer such summons, complaint or other process.
(h)  Interpretation.  If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

(i)  Successors and Assigns.  This Note shall be binding upon Bion and its successors and assigns and shall inure to the benefit of the Holder and its successors and assigns.

(j)  Notices.  All notices, requests, consents and demands shall be made in writing and shall be mailed postage prepaid, or delivered by hand, to Bion or to the Holder thereof at their respective addresses set forth below or to such other address as may be furnished in writing to the other party hereto:

If to the Holder:    At the address set forth above

If to Bion:    Bion Environmental Technologies, Inc.
       1775 Summitview Way
       PO Box 566
       Crestone, CO 81131

(k) Saturdays, Sundays, Holidays.  If any date that may at any time be specified in this Note as a date for the making of any payment of principal or interest under this Note shall fall on Saturday, Sunday or on a day which in Colorado shall be a legal holiday, then the date for the making of that payment shall be the next subsequent day which is not a Saturday, Sunday or legal holiday.

IN WITNESS WHEREOF, this Note has been executed and delivered as a sealed instrument on the date first above written by the duly authorized representative of Bion.

BION ENVIRONMENTAL TECHNOLOGIES, INC.

By:  /s/ Mark A. Smith
      Name:  Mark A. Smith
      Its:  President

THIS NOTE IS NOT TRANSFERABLE WITHOUT THE EXPRESS WRITTEN CONSENT OF BION ENVIRONMENTAL TECHNOLOGIES, INC. ("BION"). THE SECURITIES REPRESENTED BY THIS NOTE OR TO BE ISSUED UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN EXEMPTION THEREFROM. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO APPLICABLE STATE SECURITIES LAWS.
BION ENVIRONMENTAL TECHNOLOGIES, INC.
REPLACEMENT (2)

2015 Deferred Compensation Convertible Promissory Note

$1,369,341.16	August 1, 2018

The original 2015 Deferred Compensation Convertible Promissory Note ("Lost Note") has been lost and Holder agrees that the Lost Note is now cancelled and is without value.  This Replacement Note represents a portion of the Lost Note.  The text below starting with Section 1 sets forth the original text of the Lost Note.  The maturity Date of the Note (and therefore of this Replacement Note) has been extended to July 1, 2019.

Bion Environmental Technologies, Inc., a Colorado corporation ("Bion"), for value received, hereby promises to pay to Dominic Bassani or registered assigns (the "Holder") (who resides at 64 Village Hill Drive, Dix Hills, New York 11746) the initial principal sum of One Million Three Hundred Sixty-Nine Thousand, Three Hundred Forty-One Dollars and 0.16 Cents. ($1,369,341.16), with interest from the date of issuance of this 2015 Deferred Compensation Convertible Promissory Note ('Note' or 'Notes') on the unpaid principal balance at a simple rate equal to four percent (4%) per annum, on July 1, 2019 (the "Maturity Date"). Interest shall be accrued.  Payment shall be made at such place as designated by the Holder upon surrender of this Note, and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

SECTION 1.  Prepayment.

This Note (including interest accrued on the principal hereof) may not be prepaid in cash by Bion without the written consent of the Holder of the Note but may be converted to UNITS (defined below) by the Holder at any time during its term at the Conversion Price set forth in Section 2 below.

SECTION 2.   Conversion and Exchange.

(a) This Note shall be convertible, in whole or in part, into UNITS of Bion's securities at the Conversion Price.  The initial Conversion Price shall be $.50 per Unit (defined in Exhibit A hereto) ("Conversion Price"), at any time at election of Holder.

(b) Conversion Procedures

(i) In the event that this entire Note is converted into UNITS, Bion's debt obligation under this Note shall cease and Bion shall deliver certificates representing the UNITS to the Holder upon delivery of an irrevocable written notice to Bion specifying the name or names (with address) in which a certificate or certificates evidencing the Units (including the common stock and warrants contained therein) are to be issued. Bion shall thereupon deliver to the Holder of the Note, or to the nominee or nominees of such person, certificates evidencing the number of UNITS to which such person shall be entitled as aforesaid, together with a cash adjustment of any fraction of a UNIT as hereinafter provided, within three (3) business days of the date of conversion.  In the event that less than all of this Note is converted into UNITS, this Note shall remain outstanding with a reduced principal balance reflecting the partial conversion and Bion shall deliver to the Holder of the Note, or the nominee or nominees of such person, certificates evidencing the number of UNITS to which such person is entitled as aforesaid, within three (3) business days of the date of conversion.  Irrespective of the date of delivery of Bion stock certificates, such conversion shall be deemed to have occurred as of Bion's record date of the conversion and the person or persons entitled to receive UNITS deliverable upon conversion of such Note shall be treated for all purposes as the record holder or holders of such UNITS on such date.

(ii) In the event that the Note is converted into UNITS as set forth above, Bion shall pay any and all issue or other taxes that may be payable in respect of any issue or delivery of UNITS on such conversion.   Bion, however, shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of their UNITS (or other securities or assets) in a name other than that in which the Note so converted was registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to Bion, as appropriate, the amount of such tax or has established, to the satisfaction of Bion, that such tax has been paid.

(c) Protection in Case of a Merger of Bion.  In case of any capital reorganization or reclassification, or any consolidation or merger to which Bion is a party other than a merger or consolidation in which Bion is the continuing corporation, or in case of any sale or conveyance to another entity of the property of Bion as an entirety or substantially as a entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into Bion), the Holder of this Note shall have the right thereafter to receive on the conversion of this Note into UNITS of the kind and amount of securities, cash or other property which the Holder would have owned or have been entitled to receive immediately after such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance had this Note been converted into UNITS immediately prior to the effective date of such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 2 with respect to the rights and interests thereafter of the Holder of this Note to the end that the provisions set forth in this Section 2 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the Note. The above provisions of this Subsection (e) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, statutory exchanges, sales or conveyances. Bion shall require the issuer of any shares of stock or other securities or property thereafter deliverable on the exercise of this Note to be responsible for all of the agreements and obligations of Bion hereunder. Notice of any such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and of said provisions so proposed to be made, shall be mailed to the Holder of the Note not less than 10 days prior to such event. A sale of all or substantially all of the assets of Bion for a consideration consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes.

(d) Reservation of Shares; Transfer Taxes; Etc. Bion shall at all times reserve and keep available, out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Notes, such number of shares of its Common Stock as shall be sufficient to effect the conversion of all Notes from time to time outstanding.   Bion shall use its best efforts from time to time, in accordance with the laws of the State of Colorado, to increase the authorized number of shares of Common Stock if at any time the number of shares of Common Stock not outstanding shall not be sufficient to permit the conversion of all the then-outstanding Notes. In the event that Bion intends to offer Stock other than Common Stock, they shall authorize the issuance of sufficient shares of such stock to permit the conversion of all the then-outstanding Notes.

SECTION 3.  Fractional UNITS

Bion shall not be required to issue fractions of UNITS or other stock upon the conversion of the Note. If any fraction of a share would be issuable on the Conversion of the Note, Bion shall purchase such fraction for an amount in cash equal to its fair market value, as determined in good faith by the Board of Directors of Bion.

SECTION 4.  Events of Default Defined.
The following shall each constitute an "Event of Default" hereunder:

(a) the failure of Bion to make any payment of principal or interest on this Note when due and payable;

(b) the failure of Bion to observe or perform any covenant in this Note, and such failure shall have continued unremedied for a period of sixty (6) days after notice;

(c) if Bion shall:

(1) admit in writing its inability to pay its debts generally as they become due,

(2) file a petition in bankruptcy or a petition to take advantage of any insolvency act,

(3) make an assignment for the benefit of its creditors,

(4) consent to the appointment of a receiver of itself or of the whole or any substantial part of its property,

(5) on a petition in bankruptcy filed against, be adjudicated a bankrupt, or

(6) file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof;

(d) if a court of competent jurisdiction shall enter an order, judgment or decree appointing, without the consent of Bion, a receiver of Bion or of the whole or any substantial part of its property, or approving a petition filed against it seeking reorganization or arrangement of Bion under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any State thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within thirty (30) days from the date of entry thereof;

(e) if, under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of Bion or the whole or any substantial part of its property and such custody or control shall not be terminated or stayed within thirty (30) days from the date of assumption of such custody or control;

(f) the liquidation, dissolution or winding up of Bion; or

(g) a final judgment or judgments for the payment of money in excess of $500,000 in the aggregate shall be rendered by one or more courts, administrative or arbitral tribunals or other bodies having jurisdiction against Bion and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and Bion shall not, within such 60-day period, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

SECTION 5.  Remedies Upon Event of Default.

(a) Upon the occurrence of an event of Default, (i) the entire principal amount of, and all accrued and unpaid interest on, this Note shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by Bion.

(b) No remedy herein conferred upon the Holder of this Note is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

SECTION 6.  Miscellaneous.

(a)    Rights of Holders Inter Se   Each Holder shall have the absolute right to exercise or refrain from exercising any right or rights which such Holder may have by reason of this Note or any security received in conversion of the Note including, without limitation, the right to consent to the waiver of any obligation of Bion and to enter into an agreement with Bion for the purpose of modifying this Note or any agreement effecting such modification, and such Holder shall not incur any liability to any other Holder or Holders of the Notes with respect to exercising or refraining from exercising any such right or rights.

(b)    Exculpation Among Holders.   Holder acknowledges and agrees that it is not relying upon any other Holder, or any officer, director, employee partner or affiliate of any such other Holder, in making its investment or decision to acquire the Note or in monitoring this Note.  Each Holder agrees that no Holder nor any controlling person, officer, director, shareholder, partner, agent or employee of any Holder shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them relating to or in connection with Bion or the Notes, or both.
(c)    Actions by Holders.  Any actions permited to be taken by the Holder of this Note and any consents required to be obtained from the same under this Note, may be taken or given only by the Holder.

(d)    Amendments and Waivers.  The Holder of this Note may waive or otherwise consent to the amendment of any of the provisions hereof.

(e)   Restrictions on Transferability.  The securities represented by this Note (or to be issued in conversion of this Note) have been acquired for investment and have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state or other jurisdiction. Without such registration, such securities may not be sold, pledged, hypothecated or otherwise transferred, except pursuant to exemptions from the Securities Act of 1933, and the securities laws of any state or other jurisdiction, PROVIDED, HOWEVER, that the shares in the Units to be received upon conversion and the shares to be received upon exercise of the warrants contained in such Units shall be issued pursuant to Bion's 2006 Consolidated Incentive Plan (as amended) ("Plan") and shall registered pursuant to Bion's S-8 Registration Statement (as amended) ("S-8"); and FURTHER PROVIDED, if Bion does not have an effective S-8  covering such shares, upon demand by Holder, Bion shall file & process to effectiveness a new S-8 (or other form of registration statement) covering the securities received by Holder =upon conversion, at Bion's sole expense.

 (f)   Governing Law.  This Note shall be governed by and construed in accordance with the laws of the State of Colorado, excluding the body of law relating to conflict of laws. Notwithstanding anything to the contrary contained herein, in no event may the effective rate of interest collected or received by the Holder exceed that which may be charged, collected or received by the Holder under applicable law.

(g)   Consent to Jurisdiction.  The parties hereto irrevocably consent to the jurisdiction of the courts of the State of Colorado and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Note, any document or instrument delivered pursuant to, in connection with or simultaneously with this Note, or a breach of this Note or any such document or instrument.  Within 30 days after service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the party so served shall appear or answer such summons, complaint or other process.
(h)   Interpretation.  If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

(i)    Successors and Assigns.  This Note shall be binding upon Bion and its successors and assigns and shall inure to the benefit of the Holder and its successors and assigns.

(j)   Notices.  All notices, requests, consents and demands shall be made in writing and shall be mailed postage prepaid, or delivered by hand, to Bion or to the Holder thereof at their respective addresses set forth below or to such other address as may be furnished in writing to the other party hereto:

If to the Holder:    At the address set forth above

If to Bion: Bion Environmental Technologies, Inc.
    1775 Summitview Way
    PO Box 566
    Crestone, CO 81131

(k)  Saturdays, Sundays, Holidays.  If any date that may at any time be specified in this Note as a date for the making of any payment of principal or interest under this Note shall fall on Saturday, Sunday or on a day which in Colorado shall be a legal holiday, then the date for the making of that payment shall be the next subsequent day which is not a Saturday, Sunday or legal holiday.

IN WITNESS WHEREOF, this Note has been executed and delivered as a sealed instrument on the date first above written by the duly authorized representative of Bion.

BION ENVIRONMENTAL TECHNOLOGIES, INC.

By:  /s/ Mark A. Smith
      Name:  Mark A. Smith
      Its:  President